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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT



                       Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):  February 20, 1996



                           MORGAN STANLEY GROUP INC.
            (Exact name of registrant as specified in its charter)



         Delaware                    1-9085                  13-2838811

 (State or other jurisdiction      (Commission              (IRS Employer
      of incorporation)            File Number)           Identification No.)


                    1585 Broadway, New York, New York 10036
          (Address of principal executive offices including zip code)


      Registrant's telephone number, including area code: (212) 761-4000

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Item 7(c).  Exhibits


8.4 Tax Opinion of Davis Polk & Wardwell, dated February 20, 1996, relating to the registrant's Mandatorily Exchangeable Notes due February 27, 1998, mandatorily exchangeable for shares of common stock of Merck & Co., Inc., as described in Pricing Supplement No. 50 dated February 20, 1996 to the Prospectus Supplement dated March 29, 1995 and the Prospectus dated March 29, 1995 related to Registration Statement No. 33-57833.






                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             MORGAN STANLEY GROUP INC.
                                             Registrant



                                         /s/ Patricia A. Kurtz
                                             -------------------------
                                             Patricia A. Kurtz
                                             Assistant Secretary


Date:    March 1, 1996



                               Index to Exhibits


Exhibit No.                      Description
-----------                      -----------

8.4 Tax Opinion of Davis Polk & Wardwell, dated February 20, 1996, relating to the registrant's Mandatorily Exchangeable Notes due February 27, 1998, mandatorily exchangeable for shares of common stock of Merck & Co., Inc., as described in Pricing Supplement No. 50 dated February 20, 1996 to the Prospectus Supplement dated March 29, 1995 and the Prospectus dated March 29, 1995 related to Registration Statement No. 33-57833.